Exhibit 32.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

To the knowledge of each of the undersigned, this Report on Form 10-Q for the quarter ended June 30, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of Blonder Tongue Laboratories, Inc. for the applicable reporting period.

Date: August 14, 2017	By:	/s/ Robert J. Pallé.
Robert J. Pallé, Chief Executive Officer

	By:	/s/ Eric Skolnik
Eric Skolnik, Chief Financial Officer